REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Met Investors Series Trust:

Batterymarch Growth and Income Portfolio
Dreman Small-Cap Value Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio
Legg Mason Aggressive Growth Portfolio
Lord Abbett Growth and Income Portfolio
Lord Abbett Mid-Cap Value Portfolio
Met/AIM Small Cap Growth Portfolio
Goldman Sachs Mid Cap Value Portfolio
Pioneer Fund Portfolio
Rainier Large Cap Equity Portfolio
RCM Technology Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
Third Avenue Small Cap Value Portfolio
Turner Mid-Cap Growth Portfolio
Van Kampen Comstock Portfolio
Van Kampen Mid-Cap Growth Portfolio


In planning and performing our audits of the financial statements of the above listed Portfolios of the Met
Investors Series Trust (the Trust,) as of and for the year ended December 31, 2008, in accordance with the standards of the Public Company Accounting Oversight
Board (United States), we considered the Trusts internal control over financial reporting, including control activities over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Trusts internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Trust is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A trusts internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.
A trusts internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the trust; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the trust are being made only in accordance with authorizations of management and trustees of the trust; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the trusts assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the trusts annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Trusts internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Trusts internal controls over financial reporting and their operation, including controls for safeguarding securities that we consider to be a material weakness, as defined above, as of December 31, 2008.

This report is intended solely for the information and use of management, the Board of Trustees of Met Investors Series Trust and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Deloitte & Touche LLP
Boston, Massachusetts
February 20, 2009




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Met Investors Series Trust:

American Funds Balanced Allocation Portfolio
American Funds Bond Portfolio
American Funds Growth Allocation Portfolio
American Funds Growth Portfolio
American Funds International
American Funds Moderate Allocation Portfolio
Blackrock Large Cap Core Portfolio
Lazard Mid-Cap Portfolio
Legg Mason Value Equity Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Franklin Mutual Shares Portfolio
Oppenheimer Capital Appreciation Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
Met/Franklin Income Portfolio
Met/AIM Capital Appreciation Portfolio
MFS Emerging Markets Equity Portfolio
MFS Research International Portfolio
Met/Templeton Growth Portfolio

In planning and performing our audits of the financial statements of the above listed Portfolios of the Met Investors Series Trust (the Trust,) as of and for the year ended December 31, 2008, in accordance with the standards of the Public Company Accounting
Oversight Board (United States), we considered the Trusts internal control over financial reporting, including control activities over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Trusts internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Trust is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A trusts internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A trusts internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the trust; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the trust are being made only in accordance with authorizations of management and trustees of the trust; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the trusts assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the trusts annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Trusts internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Trusts internal controls over financial reporting and their operation, including controls for safeguarding securities that we consider to be a material weakness, as defined above, as of December 31, 2008.

This report is intended solely for the information and use of management, the Board of Trustees of Met Investors Series Trust and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2009



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Met Investors Series Trust:

BlackRock High Yield Portfolio
Legg Mason Partners Managed Assets Portfolio
Lord Abbett Bond Debenture Portfolio
Clarion Global Real Estate Portfolio
Loomis Sayles Global Markets Portfolio
MetLife Aggressive Strategy Portfolio

In planning and performing our audits of the financial statements of the above listed Portfolios of the Met Investors Series Trust (the Trust,) as of and for the year ended December 31, 2008, in accordance with the standards of the Public Company Accounting Oversight
Board (United States), we considered the Trusts internal control over financial reporting, including control ctivities over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Trusts internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Trust is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A trusts internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A trusts internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the trust; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the trust are being made only in accordance with authorizations of management and trustees of the trust; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the trusts assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.
Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the trusts annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Trusts internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Trusts internal controls over financial reporting and their operation, including controls for safeguarding securities that we consider to be a material weakness, as defined above, as of December 31, 2008.

This report is intended solely for the information and use of management, the Board of Trustees of Met Investors Series Trust and the
Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Deloitte & Touche LLP
Boston, Massachusetts
February 25, 2009



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Met Investors Series Trust:

MetLife Balanced Strategy Portfolio
MetLife Growth Strategy Portfolio
PIMCO Inflation Protected Bond Portfolio
Pioneer Strategic Income Portfolio
MetLife Defensive Strategy Portfolio
MetLife Moderate Strategy Portfolio
PIMCO Total Return Portfolio


In planning and performing our audits of the financial statements of the above listed Portfolios of the Met Investors Series Trust (the Trust,) as of and for the year ended December 31, 2008, in accordance with the standards of the Public Company
Accounting Oversight Board (United States), we considered the Trusts internal control over financial reporting, including control activities over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Trusts internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Trust is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A trusts internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.
A trusts internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the trust; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the trust are being made only in accordance with authorizations of management and trustees of the trust;
and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the trusts assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the trusts annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Trusts internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Trusts internal controls over financial reporting and their operation, including controls for safeguarding securities that we consider to be a material weakness, as defined above, as of December 31, 2008.

This report is intended solely for the information and use of management, the Board of Trustees of Met Investors
Series Trust and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Deloitte & Touche LLP
Boston, Massachusetts
February 27, 2009